UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2012

Stoneleigh Realty Investors, LLLP

effective September 1, 2011 converted from

SEI Holdings, Inc.

(Exact name of Registrant as specified in its charter)

                                                                                          45-3008311

                          Florida                                 000-51424            20-1069232 (SEI Holdings, Inc.)
(State or other jurisdiction                 (Commission                          (IRS Employer
      of incorporation)                              File No.)                           Identification No.)

1150 S US Highway 1

Suite 302
Jupiter, FL 33477
561-249-1354 Telephone

561-748-9899 Facsimile

(Address and Telephone Number of Principal Executive Offices)

n/a

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

Previous independent registered public accounting firm

On August 15, 2012 Stoneleigh Realty Investors, LLLP formerly known as SEI Holdings, Inc. (the "Company",  "SRI") dismissed Alan R. Swift, CPA, P.A. ("Swift") as the Company's independent registered public accounting firm.  On August 15, 2012 Pybus & Company, P.A was appointed to serve as the Company's independent registered public accounting firm by the Company's audit committee.

On September 22, 2011, the audit committee of the Company's Board of Directors authorized the appointment of the firm Alan R. Swift, CPA, P.A. ("Swift") to serve as the Registrant's independent registered public accounting firm for the fiscal year ending May 31, 2008, 2009, 2010 and 2011.

During the term in which Swift served as the Company's registered public accounting firm, Swift didn't authorize the issuance of any audit reports or interim reviews.

During the Company's most recent fiscal year and the subsequent interim period preceding Swift's dismissal, there were (i) no disagreements with Swift on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Swift, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Swift with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission ("SEC") and requested Swift to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above.  A copy of the letter from Swift will be attached upon receipt as Exhibit 16.1.

New independent registered public accounting firm

On August 15, 2012, the audit committee of the Company's Board of Directors authorized the appointment of the firm Pybus & Company, P.A. ("Pybus") to serve as the Registrant's independent registered public accounting firm for the fiscal years ending May 31, 2008 through May 31, 2012.

During the Company's two most recent fiscal years and the subsequent interim period preceding its engagement, neither the Company nor anyone on its behalf consulted Pybus regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that Pybus concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively.

Item 9.01   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

 Exhibit 16 will be attached in an amended form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2012

Stoneleigh Realty Investors, LLLP

By:	/s/ Richard C. Turner
Treasurer and Chief Financial Officer